BASCOM HILL INVESTORS, INC.
            6411 Mineral Point Rd.
            Madison, WI  53705
            (608) 273-2020

                                       March 5, 1996


            Securities & Exchange Commisison
            Attn:  Filing Desk
            450 Fifth Street NW
            Washington, DC  20549

                                  Re:  Bascom Hill Investors, Inc.
                                       Reg. No. 2-61528

            Dear Sirs:

            Enclosed please find the Annual Report, for the above named registrant, covering the year ended December 31, 1995. This report has been mailed to all shareholders of record.

            This filing is intended to fulfill the requirements of
            Section 24(b) and Section 30(b)(2) of the Investment Company
            Act.

                                 Sincerely,

                                 Katherine L. Frank
                                 Vice President


                           BASCOM HILL INVESTORS, INC.



            Dear Shareholder:

                 We are pleased to report that Bascom Hill Investors,
            Inc. increased 25% in 1995, a year that finally produced above average results in the stock market. History shows that every 4 or 5 years the market has an impressive run. Your Fund participated nicely in 1995, on the heals of excellent performance in 1994.
                 Throughout 1995, interest rates declined as the economy
            slowed and corporate earnings posted surprisingly strong gains. The stock market loved it. Although inappropriate for a diversified portfolio, it would have been an excellent year to be 100% invested in technology stocks. With all the excitment this year, it is easy to forget that at the outset there were several reasons to be somewhat cautious. First, interest rates had risen dramatically in 1994, resulting in one of the worst bond market performances on record. Second, inflationary pressures had built in 1994 led by an increase in raw material prices. And finally, a period of slowing economic growth appeared to be on the horizon.
                 True to our long standing philosophy of managing risk
            as a means to protect principal, we began the year with a slightly defensive posture. However, as it became evident that interest rates would decline in 1995 and corporate earnings would not disappoint, we took advantage of minor dips in the market to add quality stocks throughout the year. The stock selection was right on target as the stocks alone outperformed the market significantly.
                 Looking ahead, we have gotten off to a fast start in
            1996. The primary factors driving the market continue to be surprisingly strong corporate earnings, declining interest rates, low inflation and the enormous amount of money flowing into equity mutual funds. However, the overall market is fully priced which limits the upside from here and raises the potential for a sell-off. Still, a correction in the short-term would be healthy, producing a good buying opportunity, and providing a solid underpinning for longer-term results. And, although the stock market marches on to new highs daily, it is interesting to note that only 11% of all equity mutual funds beat the S&P ``500'' last year. This illustrates that the broad stock market has lagged the big-stock indices and suggests a wide variety of stocks continue to show promise for the year ahead. Weighing all the evidence, we are reasonably positive about the outlook for the market in 1996 and beyond.
                 While it is great to celebrate the return in 1995, it
            is unlikely that we will see a repeat in 1996. The budget debate and the upcoming elections will undoubtedly provide some excitement in the months ahead, and it will be important to keep focused on the underlying fundamentals. We wish you the best in 1996, and we appreciate your continued confidence in the management of your Fund.

                                          Sincerely,

                                          xxxxxxxx

                                          Katherine L. Frank
                                          Vice President



            BASCOM HILL INVESTORS, INC.
            STATEMENT OF NET ASSETS


            Schedule of Investments
            December 31, 1995

                                                                     Market
            Common Stocks - 66.5%                      Shares         Value
            ---------------------                      -------      --------


            Consumer - Business Services-4.9%
            Banta Corp.                                13,200      $580,800

            Consumer - Retail - 3.5%
            Wal-Mart Stores, Inc.                      18,750       417,187

            Consumer - Discretionary - 12.2%
            Carnival Corp.                             18,400       448,500
            Lancaster Colony Corp.                     13,900       517,775
            Newell Co.                                 18,500       478,687

            Consumer - Financial - 8.1%
            Federal Home Loan Mortgage Corp.            7,200       601,200
            MBNA Corp.                                  9,900       365,063

            Financial Services - 7.1%
            MBIA, Inc.                                  4,950       371,250
            United Asset Management Corp.              12,400       475,850

            Medical & Health Care - 9.3%
            Columbia/HCA Healthcare Corp.               7,000       355,250
            Forest Laboratories, Inc.                   7,800       352,950
            Mylan Laboratories, Inc.                   16,900       397,150

            Regional Banks - 7.9%
            Norwest Corp.                              15,450       509,850
            State Street Boston Corp.                   9,350       420,750

            Technology - 13.5%
            Compaq Computer Corp.                       9,600       460,800
            Intel Corp.                                 6,950       394,413
            Sun Microsystems, Inc.                     16,200       739,125
                                                                    -------

            Total Common Stocks
               (Cost $6,225,122)                                 $7,886,600
                                                                 ----------


            Short Term Investments - 40.1%
            ------------------------
            Commercial Paper

            Associates Corp.
            5.73% due 01/18/96                  $    450,000 $      450,000

            G.E. Capital Services Corp.
            5.76% due 01/10/96                       450,000        450,000

            Heller Financial Corp.
            5.80% due 01/17/96                       450,000        450,000

            Prudential Funding Corp.
            5.75% due 01/12/96                       450,000        450,000


            Variable Rate Demand Notes

            American Family Financial Services
            5.49% due 1/1/96                    $     76,598 $       76,598

            Eli Lilly and Company
            5.32% due 1/1/96                         386,081        386,081

            General Mills, Inc.
            5.49% due 1/1/96                         450,000        450,000

            Pitney Bowes Credit Corp.
            5.49% due 1/1/96                         450,000        450,000

            Sara Lee Corp.
            5.47% due 1/1/96                         267,243        267,243

            Southwestern Bell Telephone
            5.72% due 1/1/96                         450,000        450,000

            Warner Lambert
            5.46% due 1/1/96                         450,000        450,000

            Wisconsin Electric Power Corp.
            5.53% due 1/1/96                         426,931        426,931
                                                                    -------

            Total Short Term Investments
               (Cost $4,756,853)                              $   4,756,853
                                                                  ---------


            Cash & Receivables Less Liabilities - (6.6%)          $(783,003)
                                                                  ----------


            TOTAL NET ASSETS - Equivalent
            to $18.03 per share on
            657,719.935 shares of $1 par
            value capital stock
            outstanding (authorized
            capital stock - 1,000,000
            shares), and paid-in capital
            aggregated $9,534,442                                $11,860,450
                                                                 ===========



    BASCOM HILL INVESTORS, INC.
    STATEMENTS OF CHANGES IN NET ASSETS


                                         Year Ended         Year Ended
                                         December 31, 1995  December 31, 1994
                                         -----------------  -----------------


     Investment Activities
     Net Investment Income                    $273,224          $     223,538
       Income Distributions to
        Shareholders
        ($.422 and $.39 per share,
         respectively)                        (268,893)              (223,031)
                                              ---------              ---------


     Increase in Undistributed
        Net Investment Income                 $  4,331          $          507
                                              --------               ---------


     Net Realized Gains from
        Security Transactions                 $824,461          $      680,269
        Net Realized Gain
        Distributions to
        Shareholders
        ($1.26 and $1.15 per
        share, respectively)                 (822,010)               (667,108)
                                             ---------               ---------


     Increase in Undistributed
        Realized Gains                        $  2,451          $       13,161
                                              --------                 --------


     Increase (Decrease) in
      Unrealized Appreciation               $1,358,532        $     (524,905)
                                            ----------              ---------
    Increase (Decrease) in
     Undistributed Net Assets
     Derived From Investment
     Activities                             $1,365,314        $     (511,237)
                                            ==========             ==========

    Shares Sold and Redeemed
     Net Proceeds from Shares
      Issued (63,002 and 47,442 shares,
      respectively)                         $1,134,972         $     819,757

    Net Asset Value of Shares
     Issued in Distributions
     (56,550 and 47,184 shares
       respectively)                         1,013,566                750,169
                                             ---------               --------
                                            $2,148,538         $   1,569,926

    Cost of Shares Redeemed
     (84,141 and 65,190 shares,
      respectively)                         (1,508,728)           (1,122,477)
                                            -----------            ----------


    Increase in Net Assets from
     Sale and Redemption of
        Fund Shares                           $639,810           $     447,449
                                              ========                ========

    Net Assets
     Balance at Beginning of Year
     (Including undistributed
     net income of $1,139 and
      $631)                                $9,855,326         $    9,919,114

    Net Increase (Decrease) from
      Investment Activitie                  1,365,314                (511,237)

    Net Increase from Shares
      Sold and Redeemed                      639,810                  447,449
                                             --------                --------


    Balance at End of Year
    (Including undistributed
    net investment income of
    $5,470 and $1,139,
    respectively)                         $11,860,450         $     9,855,326
                                          ===========              ==========



            BASCOM HILL INVESTORS, INC.
            STATEMENTS OF OPERATIONS


                                        Year Ended         Year Ended
                                        December 31, 1995  December 31, 1994
                                        -----------------  -----------------




            Income:
            Interest                              $316,336          $181,524
            Dividends                               87,726           125,089
            Other                                        0            34,931
                                                   -------           -------
                                                  $404,062          $341,544
                                                  --------          --------


            Expenses:
            Auditing Fee                           $ 5,006           $ 5,034
            Custodial Fee                            6,185             5,000
            Directors' Fee                           3,000             4,649
            Investment Advisor Fee                  91,637            78,454
            Legal Fee                                1,219             1,102
            Licensing Fee                            2,163             2,131
            Printing Cost                            5,303             5,340
            Transfer Agent Fee                      13,005            13,000
            Other Fees                               3,320             3,296
                                                   -------           -------

                                                   $130,838         $118,006
                                                   --------         --------



            Net Investment Income                  $273,224         $223,538
                                                   ========         ========

            Ratio of Expenses to Income              32.4%             34.6%






            Realized Gains on
               Investments:
            Proceeds from Sale                     $4,126,378    $  8,584,635
            Cost                                    3,301,917       7,904,366
                                                    ---------       ---------

            Net Realized Gains                     $  824,461    $    680,269
                                                   ------------      --------

            Unrealized Appreciation on
               Investments:
            Balance, Beginning of Year             $  302,946    $    827,851
            Balance, End of Year                    1,661,478         302,946
                                                    ---------         -------

            Increase (Decrease) in
               Unrealized Appreciation             $1,358,532    $   (524,905)
                                                   ----------        ---------

            Net Realized Gains and
               Increase (Decrease)
            in Unrealized Appreciation             $2,182,993    $    155,364
                                                   ==========        ========




                   See Accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS-Selected Per Share Data and Ratios


                                                Year Ended December 31,
                    ------------------------------------------------------------



                    1995  1994  1993  1992  1991  1990  1989  1988  1987  1986*


NET ASSET VALUE:

Beginning of year
                $   15.84 16.73 18.15 16.66 12.90 15.62 14.92 13.84 15.11 18.13

INCOME FROM INVESTMENT OPERATIONS:


Net investment income
                $     .42   .39   .19   .22   .36   .51   .77   .66   .69   .41
Net realized and unrealized gains or (losses) on securities
                     3.45   .26   .34  1.59  3.76 (2.71) 1.62  1.08  (.44)  2.22
                    ----- -----  ----  ----  ----  ----- ----  ----  -----  ----


Total from investment operations
                $   3.87    .65   .53  1.81  4.12 (2.20) 2.39  1.74   .25   2.63


LESS DISTRIBUTIONS:


Dividends from net income
                $   (.42) (.39)  (.19) (.22) (.36) (.52) (.78) (.66) (.99) (.43)
Capital gains distributions
                  (1.26) (1.15) (1.76) (.10)   --    --  (.91)   -- (.53) (5.22)
                  ------ ------ ------ -----             -----      ----- ------



NET ASSET VALUE:


End of year     $ 18.03 15.84  16.73  18.15 16.66 12.90 15.62 14.92 13.84 15.11

TOTAL RETURN:   % 24.63  4.09   3.16  10.98 32.05(14.25)16.25 12.76  1.11 16.30


RATIOS:

Operating expenses to average net assets
                %  1.17  1.20   1.20   1.22  1.22  1.27  1.16  1.16  1.15  1.09
Net income to average net assets
                %  2.44  2.28   1.00   1.33  2.28  3.78  4.73  4.48  4.60  3.75
Portfolio turnover rate
                % 57.62 54.49  80.41  68.83 70.90 84.40 69.60 51.23 35.00 74.63
Average Commission Rate
                  .0819




            TOTAL RETURN OVER LIFETIME OF FUND

                 The following table illustrates the total return for
            $10,000 invested in Bascom Hill Investors, Inc. on November 1, 1978, the date of the initial ublic offering with income dividends and capital gain distributions reinvested in the Fund.
                                                               Value of
                        Net Asset  Capital Gains   Income      Initial
                        Value Per  Distributions   Dividends   $10,000
    Date                Share      Per Share       Per Share   Investment

    November  1, 1978   $10.00         -------     -----       $10,000
    December 31, 1978   $10.36         -------     -----       $10,360
    December 31, 1979   $11.83         -------     $ .45       $12,338
    December 31, 1980   $13.84         -------     $ .63       $15,192
    December 31, 1981   $13.79         $  .650     $1.11       $17,292
    December 31, 1982   $16.16         $  .735     $ .94       $23,071
    December 31, 1983   $16.94         $  .440     $1.44       $27,162
    December 31, 1984   $15.26         $  .800     $ .76       $27,003
    December 31, 1985   $18.13         $  .870     $ .75       $35,508
    December 31, 1986   $15.11         $ 4.956     $ .69       $41,296
    December 31, 1987   $13.84         $  .530     $ .98       $41,766
    December 31, 1988   $14.92         -------     $ .65       $47,097
    December 31, 1989   $15.62         $  .913     $ .78       $54,750
    December 31, 1990   $12.90         -------     $ .51       $46,949
    December 31, 1991   $16.66         -------     $ .35       $62,002
    December 31, 1992   $18.15         $  .101     $ .22       $68,783
    December 31, 1993   $16.73         $ 1.760     $ .19       $70,956
    December 31, 1994   $15.84         $ 1.150     $ .39       $73,855
    December 31, 1995   $18.03         $ 1.260     $ .42       $91,529




            GROWTH OF $10,000 CHART

            BASCOM HILL INVESTORS AVERAGE ANNUAL RETURN

             1 YEAR       24.63%
             5 YEARS      14.33%
            10 YEARS       9.93%
            17 YEARS      13.67%




            NOTES TO FINANCIAL STATEMENTS    December 31, 1995 and 1994


            (1)  Significant Accounting Principles

                 Bascom Hill Investors, Inc. began operations on November
                 1, 1978. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management company.
                 The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

                 (a) The market quotation for each security is the last
                     reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the latest available bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities (maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value.

                 (b) No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

                 (c) All percentages for the various classifications relate to total net assets.

                 (d) The  Fund  follows   industry  practice  and   records
                     security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

            (2)      Investment Advisory Agreement

                 The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .80 of 1% of the first $50 million of average net assets of the Fund. Such fees are remitted quarterly. Although the investment advisor may be reimbursed for clerical or administrative expenses incurred by it, none have been charged to the Fund during 1995. The annual fee is reduced to the extent that the Fund's total annual expenses (excluding interest, taxes, brokerage fees) exceeds 2% of the first $10 million of average net assets and 1 1/2% of the next $20 million of average net assets. The advisor's fee was not so reduced for the year ended December 31, 1995. Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc. The Fund owed Madison Investment Advisors, Inc. $24,535 as of December 31, 1995.

            (3)  Cost of Investments Purchased and Proceeds  of Investments
                 Sold

                 For the year ended December 31, 1995, the purchases and sales of investment securities (excluding short-term securities) were $5,846,915 and $4,126,378, respectively, (purchases and sales of U.S. government obligations only were $0 and $0, respectively).

            (4)  Net Realized Gains and Losses on Investments
                 Net realized gains and losses on investments are computed on the basis of specifically identified certificates. During the year ended December 31, 1995, net realized gains would have been $824,867 if computed on the basis of average cost.

            (5) Aggregate Cost of Securities and Undistributed Income or Capital Gains

                 The aggregate cost of securities for Federal income tax purposes is $6,225,122. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $1,714,165. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $52,687. The net unrealized appreciation at December 31, 1995, for all securities is $1,661,478. Through the year ended December 31, 1995, the accumulated undistributed net investment income is $5,470 and the accumulated undistributed realized capital gain is $1,336.


                            INDEPENDENT AUDITORS' REPORT


            To the Shareholders and Board of Directors
              of Bascom Hill Investors, Inc.

            We have audited the accompanying statement of net assets of Bascom Hill Investors, Inc., including the schedule of investments, as of December 31, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the ten years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Bascom Hill Investors, Inc. as of December 31, 1995, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

            WILLIAMS, YOUNG & ASSOCIATES, LLC

            XXXXXXXXXX

            Madison, Wisconsin



            January 25, 1996


            BASCOM HILL INVESTORS, INC.
            6411 Mineral Point Road
            Madison, WI  53705
            (608)  273-2020
            (800)  767-0300


                                               ANNUAL REPORT
                                               December 31, 1995



            OFFICERS and DIRECTORS
              Frank E. Burgess
              President, Director

              Katherine L. Frank
              Vice President, Secretary

              Jay R. Sekelsky
              Vice President

              Christopher C. Berberet
              Treasurer

              Jacqueline Stoppleworth
              Assistant Secretary

              James R. Imhoff, Jr.
              Director

              Edmund B. Johnson
              Director

              Lorence D. Wheeler
              Director

            CUSTODIAN, TRANSFER AGENT
            and DISBURSING AGENT
              Firstar Trust Company
              P.O. Box 701
              Milwaukee, Wisconsin  53201-0701
              (414)765-4124

            COUNSEL
              Ross & Stevens, S.C.
              8000 Excelsior Drive
              Madison, Wisconsin  53717-1914
              (608)831-2100

            AUDITORS
              Williams, Young & Associates
              P.O. Box 8700
              Madison, Wisconsin  53708